EXHIBIT 99.8

                                                                  EXECUTION COPY

                           REVOLVING CREDIT AGREEMENT



         This Revolving Credit Agreement, dated as of August 31, 1998, is entered into between Telephone and Data Systems, Inc., a Delaware corporation (herein called "TDS"), and Aerial Operating Co., Inc., a Delaware corporation (herein called the "Company").

         WHEREAS,  (i) TDS  owns   approximately   82%  of  the   issued   and
outstanding shares of the capital stock of Aerial Communications, Inc., a Delaware corporation formerly known as American Portable Telecommunications, Inc. ("Aerial"), and (ii) Aerial owns 100% of the issued and outstanding shares of the capital stock of the Company;

         WHEREAS, TDS and Aerial are parties to a certain Revolving Credit Agreement dated as of August 1, 1995, as heretofore amended (the "Aerial Credit Agreement"), pursuant to which TDS (including certain of its affiliates) has made revolving loans to Aerial, the entire proceeds of which have been loaned to the Company by Aerial;

         WHEREAS, as of August 31, 1998, the outstanding principal balance of the loans made by TDS and its affiliates to Aerial under the Aerial Credit Agreement, and the outstanding principal balance of the loans made by Aerial to the Company with the proceeds of such loans, is $665,000,000.00; as of August 31, 1998, accrued and unpaid interest with respect to such loans is $5,620,000.01;


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         WHEREAS, representatives of TDS, Aerial and the Company have negotiated with  representatives  of Sonera  Ltd.  (f/k/a  Sonera  Corporation),  a limited
liability   company  organized  under  the  laws  of  the  Republic  of  Finland
("Sonera"), a Purchase Agreement (the "Purchase Agreement") pursuant to which the Company would sell newly issued common stock of the Company to Sonera in an amount which, upon issuance, would constitute 19.423% of the issued and outstanding common stock of the Company;

         WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement, the Company, Aerial and TDS have agreed that TDS and the Company would enter into this Revolving Credit Agreement in order to (i) enable the Company to repay its loans from Aerial in their entirety, together with accrued and unpaid interest with respect thereto , (ii) enable Aerial to repay its loans from TDS and its affiliates under the Aerial Credit Agreement in their entirety, together with accrued and unpaid interest thereunder and (iii) provide for TDS's commitment to provide, directly or through affiliates, additional revolving credit loans directly to the Company for general corporate purposes;
         WHEREAS, in order to provide the Company with funds for the purposes specified above, the Company has requested TDS to extend loans to the Company in an aggregate amount not to exceed the "Applicable Maximum Amount" (as defined below), and TDS is willing to extend such loans upon the terms and conditions of this Revolving Credit Agreement;


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         NOW,  THEREFORE,  in  consideration  of the  mutual  agreements  herein contained, the parties hereto agree to as follows:

         1. COMMITMENT OF TDS. Subject to the terms and conditions of this Revolving Credit Agreement, TDS, either directly or through one or more of its Subsidiaries, agrees to lend to the Company on a revolving basis, during the period from the date hereof through December 31, 1999, such amount as the Company may from time to time request upon written notice given not less than five Business Days before the date of the loan, but not exceeding an aggregate outstanding principal amount equal to the Applicable Maximum Amount at any one time outstanding; provided, however, effective as of the date hereof upon satisfaction or waiver by TDS of the conditions set forth in Section 8 hereof,
(a) the Company shall be deemed to have irrevocably requested that TDS and certain of its affiliates make, and TDS and certain of its affiliates shall be deemed to have made, an initial loan to the Company under this Revolving Credit Agreement in the aggregate principal amount of $665,000,000 and (b) the entire proceeds of such initial loan shall be deemed to have been applied by the Company to the payment in full of all loans heretofore made by Aerial to the Company which are outstanding as of the date hereof, together with all accrued and unpaid interest thereon, and further applied by Aerial to the payment in full of all loans heretofore made by TDS and certain of its affiliates to Aerial under the Aerial Credit Agreement which are outstanding as of the date hereof, together with all accrued and unpaid interest thereon, in each case without the necessity of any actual transfer of funds by TDS, any of its affiliates, the Company or Aerial. Notwithstanding any other provision of this Revolving Credit Agreement, no loan shall be required

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to be made hereunder if any Event of Default has occurred, or if any Default has occurred and is continuing.

         2. EVIDENCE OF BORROWINGS. Each borrowing hereunder by the Company shall be evidenced by a recording of the borrowing on a schedule substantially in the form set forth in Exhibit A and shall be dated the date of the borrowing, and shall mature on December 31, 1999, unless the Company in the written notice requesting the loan specifies that an earlier date on which an interest payment is due shall be the maturity date. Notwithstanding the foregoing, the aggregate outstanding principal balance of the loans shall be prepaid by the Company concurrently with the Company's or Aerial's receipt of any proceeds of debt or equity securities issued by any such entity to, or loans or advances made to or for the benefit of any such entity by, any person or entity other than TDS or any affiliate of TDS, which prepayments shall be made by the Company in amounts equal to the gross proceeds of such securities, loans or advances net of all reasonable expenses and fees paid by the Company or Aerial in connection with the closing of such transaction.

         3. PAYMENT OF INTEREST AND PRINCIPAL. The Company agrees to pay interest on the unpaid principal amount of each borrowing hereunder at a rate per annum equal to 1 1/2% above the Prime Lending Rate as in effect from time to time, payable on the first day of January, April, July and October until the principal amount becomes due (whether at maturity, by acceleration or otherwise); and to pay on demand interest on any overdue principal and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 3 1/2% above the Prime Lending Rate as in effect from time to time. Interest shall be computed on the basis of a

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year of 360 days,  as the case may be, and actual days  elapsed  (including  the first day but excluding the last day) occurring in the period of which payable.

         4. COMPANY'S RIGHT TO PREPAY BORROWINGS. The Company may from time to time and without premium prepay any borrowing in whole or in part. Any prepayment of the full amount of any borrowings shall include accrued interest thereon. Any prepayment made upon any borrowing shall reinstate the Credit in the amount of such prepayment.

         5. TERM OF REVOLVING CREDIT AGREEMENT. Unless sooner terminated as elsewhere provided herein, this Revolving Credit Agreement and TDS's obligation to furnish the Credit shall terminate on December 31, 1999. Notwithstanding anything in this Revolving Credit Agreement to the contrary, in the event that TDS's direct ownership of the outstanding voting equity securities of Aerial shall be less than 70% (computed on a fully-diluted basis), TDS's commitment to make additional loans hereunder shall expire on the 180th day immediately following the date of such event.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce TDS to grant the Credit and make loans hereunder, the Company represents and warrants that:

                  (a) The Company and its Subsidiaries are corporations, each duly organized and existing, in good standing, under the laws of the jurisdiction of its incorporation, and each has the corporate power to own its property and to carry on its business as now being

                                       -5-

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         conducted.  The Company is duly qualified to do business and is in good standing in each jurisdiction, if any, in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualifications necessary, except for such failures to qualify or to be in good standing, if any, as in the aggregate are not material to the business or financial conditions of the Company and its Subsidiaries taken as a whole.

                  (b) The company has full corporate power and authority to enter into this Revolving Credit Agreement, to make the borrowings hereunder, to execute and deliver the Notes, and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action.

                  (c) All authorizations, consents, approvals, registrations, exemptions and licenses with or from governmental authorities which are necessary for the borrowings hereunder, the execution and delivery of this Revolving Credit Agreement, the Notes and the performance by the Company of its obligations hereunder and thereunder have been effected or obtained and are in full force and effect.

                  (d) This Revolving Credit Agreement constitutes and the Notes, when executed and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditor's rights and to general equity principles.

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                  (e) There are no  proceedings  or  investigations  pending  or threatened before any court or arbitrator or before or by any governmental authority in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business or financial conditions of the Company and its Subsidiaries taken as a whole or materially impair the ability of the Company to perform its obligations under this Revolving Credit Agreement or the Notes.

                  (f) There is no statute, regulation, rule, order or judgment, and no provision of any mortgage, indenture, contract, license, permit, agreement or other instrument or obligation binding on the Company or any Subsidiary or affecting their respective properties which would prohibit, conflict (except to the extent cured by waivers or consents or the extent the consequences of such conflict would not, in the aggregate, be material to the financial condition of the Company and its Subsidiaries taken as a whole) with or in any way prevent the execution, delivery, or carrying out of the terms of this Revolving Credit Agreement and/or of the Notes.

                  (g) The Company and its Subsidiaries, taken as a whole, have good, valid and marketable title to their respective real, personal and other properties and assets material to the conduct of the business of the Company and its Subsidiaries, free and clear of all mortgages, liens, pledges, charges or encumbrances.

         7.  COVENANTS OF THE COMPANY.
                  (a) Until the expiration or termination of the Credit and thereafter until all the Notes and other liabilities of the Company hereunder are paid in full, the Company as appropriate shall:

                           (1) furnish TDS, (i) within 120 days after each fiscal year of the Company, a copy of the annual audit report of the Company and its Subsidiaries, prepared on a consolidated basis and in conformity with the generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and signed by independent certified public accountants satisfactory to TDS, together with financial statements consisting of consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statement of income and expense, retained earnings, paid-in capital and surplus and cash flow statement of the Company and its Subsidiaries for such fiscal year; (ii) as soon as available but in no event more than 120 days after the close of each of the Company's fiscal year, a letter or opinion of the accountants who prepared the annual audit report relating to the Company and its Subsidiaries stating whether anything in such accountants' examination has revealed the occurrence of any event which constitutes a Default or an Event of Default and, if so, stating the facts with respect thereto (provided that the furnishing of such letter or opinion shall not require expansion of the scope of such accountants' examination);
                  (iii) within 60 days after each quarter (except the last

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                  quarter)  of each fiscal  year of the  Company,  a copy of its unaudited financial statements, similarly prepared, consisting of at least a balance sheet as at the close of such quarter and a profit and loss statement and a cash flow statement and analysis of surplus for such quarter and for the period from the beginning of such fiscal year to the close of such quarter, and signed by a proper accounting officer of the Company accompanied by a certificate of said officer stating whether any event has occurred which constitutes a Default or an Event of Default; and (iv) from time to time, such other information as TDS may reasonably request;

                           (2) permit, and cause each of its Subsidiaries to permit, TDS to have one or more of its officers, employees or agents, upon at least one day's notice, and at TDS's expense, visit and inspect any of the properties of the Company or any Subsidiary and examine the minute books, books of account and other records of the Company or any Subsidiary and make copies thereof or extracts therefrom, and discuss its affairs, finances and accounts with its officers and employees and, at the request of TDS, with the Company's independent accountants, during normal business hours and at such other reasonable times and as often as TDS may reasonably desire;

                           (3) maintain,  and cause each of its  Subsidiaries to
                  maintain, insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated;


                                       -9-

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                           (4) pay, and cause each of its  Subsidiaries  to pay,
                  when due all taxes, assessments, and other liabilities, except and so long as contested in good faith;

                           (5)  preserve  and  maintain,  and cause  each of its
                  Subsidiaries to preserve and maintain, its corporate existence and all of its material (considering the Company and its Subsidiaries taken as a whole) rights, privileges and Franchises (including Franchises and any licenses granted by the Federal Communications Commission) necessary in the normal conduct of its business; provided that nothing herein contained shall prevent (i) the termination of the business or corporate existence of any Subsidiary which comprises less than 5% of the consolidated assets of the Company and its Subsidiaries, or (ii) the Company or any Subsidiary from merging with another Person if the Company or such Subsidiary is the surviving corporation or the other Person is controlled by the Company or any Subsidiary, or any Subsidiary from merging into, consolidating with or transferring assets to the Company or another Subsidiary or any Person controlled by the Company or any Subsidiary, provided that the effect of such merger will not constitute a Default or Event of Default;

                           (6) comply, and cause each Subsidiary to comply, with
                  the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which would materially and adversely affect the business or credit of the

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                  Company  and its  Subsidiaries  taken as a whole,  except were contested in good faith and by proper proceedings;

                           (7) promptly notify TDS upon the discovery by any officer of the Company of the occurrence of any Default or Event of Default, in each case describing the nature thereof and the action the Company proposes to take with respect thereto; and

                           (8) cause each  Subsidiary of the Company,  except to
                  the extent limited by partnership agreements, to comply with all sections of this Revolving Credit Agreement applicable to Subsidiaries to the same extent as if such Subsidiary were the Company.

                  (b) Until the expiration or termination of the Credit and thereafter until all the Notes and other liabilities of the Company hereunder are paid in full:

                           (1) the  Company  shall not  purchase  or redeem  any
                  shares of its stock (other than pursuant to the Purchase Agreement, in accordance with Article Fourth of the Company's Certificate of Incorporation, as amended, in connection with stock option or other employee benefit programs or where the redemption price is payable in shares of TDS furnished by TDS to the Company to enable it to effect the redemption), declare or pay any dividends thereon or make any other distribution to any of its shareholders, except to the extent that the cumulative sum of all such

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                  payments  (excluding  any  payments  to  redeem  shares of the
                  Company's stock with shares of TDS furnished by TDS to the Company to enable it to effect the redemption) shall not exceed one-half of the cumulative consolidated net income of the Company;

                           (2) the  Company  shall  not incur or permit to exist
                  any indebtedness for Borrowed Money, except (i) borrowings under this Revolving Credit Agreement, or (ii) indebtedness of the Company or which is guaranteed by the Company if, as to the Company's obligations thereunder, such indebtedness is subordinate to all borrowings and other obligations of the Company under this Revolving Credit Agreement pursuant to terms, conditions and subordination agreements acceptable to TDS, unless otherwise waived in writing by TDS;

                           (3) the  Company  shall not create or permit to exist
                  or allow any of its Subsidiaries to create or permit to exist any mortgage, pledge, title retention lien, or other encumbrance or security interest with respect to any assets now owned or hereafter acquired by the Company's Subsidiaries, except (i) liens in connection with the acquisition of property and attaching only to the property acquired, any licenses related thereto, and the partnership interests in any partnership making the acquisition; (ii) liens for current taxes not delinquent or as security for taxes being contested in good faith, or in connection with workmen and materialmen for sums not due or sums being contested in good faith; (iii) liens created in the normal course

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                  of business to procure surety bonds; (iv) liens on property or
                  assets  of  a  Subsidiary  to  secure   obligations   of  such
                  Subsidiary to the Company or another Subsidiary; (v) liens existing on real property owned or leased that are incidental to the conduct of business of the Company or the ownership of its property and assets and that were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of the assets of the Company and its Subsidiaries taken as a whole or materially impair the use thereof in the operation of the business of the Company and its Subsidiaries taken as a whole; (vi) liens existing on the date hereof and approved in writing by TDS on or before the date hereof; (vii) liens on assets of any corporation existing at the time such corporation is merged into or consolidated with a Subsidiary or becomes a Subsidiary and not created in contemplation of such event; (viii) liens existing on any asset prior to the acquisition thereof by a Subsidiary and not created in contemplation of such acquisition; (ix) liens arising out of the refinancing, extension, renewal or refunding of any debt secured by any lien permitted by any of the foregoing clauses of this Section, provided that such debt is not increased and is not secured by any additional assets;
                  (x) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; and

                           (4) the  Company  shall not enter  into or be a party
                  to, or allow any of its Subsidiaries to enter into or be a party to, any contract for the purchase of materials, supplies, other property or services if such contract requires that payment be made

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                  by the  Company  or its  Subsidiaries  regardless  of  whether delivery is ever made of such materials, supplies, other property or services.

         8. CONDITIONS OF LENDING. TDS shall not be required to make the first loan contemplated hereunder unless the Company shall have first delivered to
TDS:
                  (a) a certified copy of the Company's Board of Director's resolutions authorizing the execution and delivery of the Notes and this Revolving Credit Agreement;

                  (b) a certificate executed by the President or a Vice President of the Company and dated the date of the loan certifying (i) that the warranties and representation made in Section 6 by the Company are true and correct on such date, (ii) that no Event of Default has occurred or would result from the Company obtaining the requested loan, and (iii) that no Default has occurred and is continuing;

                  (c) a Note appropriately completed, duly executed and dated the date the loan is to be made;

                  (d) such other documents as TDS shall request;

                  (e) an opinion from counsel to the Company that the Company is a corporation duly existing under the laws of the State of Delaware; that the Company has full power to execute and deliver this Revolving Credit Agreement, to borrow money hereunder, to execute and

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         deliver  its Note at each  borrowing,  and to perform  its  obligations under this Revolving Credit Agreement and the Notes; that such actions are not in conflict with any provision of law or of the charter or bylaws of the Company, nor in conflict with any agreement binding upon the Company of which such counsel has knowledge; and that this Revolving Credit Agreement is, and the Notes when executed and delivered by the Company will be, the legal and binding obligations of the Company;

                  (f) an agreement and acknowledgment executed and delivered by Aerial, in form and substance acceptable in all respects by TDS, pursuant to which Aerial agrees (i) to the provisions of the proviso to the first sentence of Section 1 hereof and (ii) that any and all commitments by, or obligations of, TDS to advance additional loans or provide any other accommodations to Aerial under the Aerial Credit Agreement have been irrevocably terminated; and

                  (g) an unconditional and irrevocable guarantee of all of the Company's obligations under the Notes and this Revolving Credit Agreement executed and delivered by Aerial, in form and substance acceptable in all respects to TDS.

         9. EVENTS OF DEFAULT. The occurrence of any one or more of the following events, unless waived in writing by TDS either before or after the occurrence, shall constitute an "Event of Default" hereunder:


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                  (a) the Company  fails to pay the  principal of or interest of any Note when and as the same shall become due and payable, whether at the due date thereof, by acceleration or otherwise, and such failure shall continue for more than five business days after notice is given to the Company;

                  (b) the Company, or any Subsidiary which comprises more than 5% of the consolidated assets of the Company and its Subsidiaries, admits in writing its inability to pay its debts as they mature or applies for, consents to, or acquiesces in the appointment of a trustee or receiver for the Company or such Subsidiary or any property thereof; in the absence of such application, consent, or acquiescence, a trustee or receiver is appointed for the Company or any such Subsidiary or for a substantial part of the property of any thereof and is not discharged within 30 days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against the Company of any such Subsidiary, and if instituted against the Company or any such Subsidiary is consented to or acquiesced in by the Company or any such Subsidiary or remains for 30 days undismissed;

                  (c) any representation or warranty made by the Company herein is untrue in any material respect and such representation or warranty is not made true within 30 days after an officer of the Company becomes aware of such material untruth, or if such representation or warranty is not made true within 90 days after an officer of the Company becomes aware of such material untruth provided the Company is trying in good faith to make such

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         representation  or  warranty  true at all times after an officer of the
         Company becomes aware of such material untruth;

                  (d) any schedule, statement, report, notice, or writing furnished by the Company is untrue in any material respect on the date as of which the facts set forth are stated or certified if such document is not revised to be true and furnished by the Company to TDS within ten days after an officer of the Company becomes aware of such material untruth;

                  (e) the Company breaches any of the terms, covenants or agreements herein set forth and such breach continues (i) for 30 days after notice to the Company, (ii) for 60 days after an officer of the Company becomes aware of such breach, or (iii) for 90 days after an officer of the Company becomes aware of such breach in the case of a breach of any of the terms, covenants or agreements of Sections 7(a)(5), 7(a)(6) and 7(b)(3), provided that the Company is making a good faith effort to cure the breach at all times after an officer of the Company becomes aware of it;

                  (f) any event shall occur or fail to occur if the effect of such occurrence or failure is to accelerate the maturity of any indebtedness for Borrowed Money (other than the indebtedness under this Revolving Credit Agreement) of the Company or any of its subsidiaries, which indebtedness for Borrowed Money in the aggregate exceeds 10% of the Company's consolidated equity as reflected on the most recent consolidated balance sheet of the Company and its Subsidiaries, or to permit the holder thereof to cause such indebtedness to become due prior to the stated maturity thereof, and any such occurrence or failure shall not have been remedied or waived within any applicable period of grace;

                  (g) the  Company or any of its  Subsidiaries  defaults  in the payment of any indebtedness for Borrowed Money other than the indebtedness under this Revolving Credit Agreement if the aggregate of such indebtedness for Borrowed Money, including the defaulted payment, exceeds 10% of the Company's consolidated equity as reflected on the most recent consolidated balance sheet of the Company and its Subsidiaries; and

                  (h) one or more judgments against the Company or any of its Subsidiaries or attachments against its property, which in the aggregate exceed $2,000,000, or the operation or result of which would be to interfere materially and adversely with the conduct of the business of the Company and its Subsidiaries taken as a whole, remain, unpaid, unstayed on appeal, undischarged, unbonded, or undissmissed for a period of 30 days.

          The Company shall immediately advise TDS of any Event of Default or of any Default. If any Event of Default shall occur, whether the Event of Default shall then be continuing, TDS may declare the Credit to be terminated at any time thereafter and all Notes to be due and payable, whereupon the Credit shall immediately terminate, and all outstanding Notes shall become immediately due and payable, both as to principal and interest, with presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding (provided that TDS's commitment hereunder shall forthwith terminate, and the unpaid principal of and accrued interest on the loans and all other amounts owing hereunder shall automatically become and be forthwith due and payable upon the occurrence of any event specified in clause
(b) above without any such notice or other action, all of which are hereby expressly waived by the Company). TDS shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration.

         10.  DEFINITIONS.
                  (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles.

                  (b) The following terms shall have the meanings ascribed to them below:

                  "Applicable Maximum Amount" shall mean, as of any date of determination, the dollar amount set forth in Schedule I hereto and pertaining to the period during which such date occurs, minus the aggregate principal amount of all prepayments required to be paid pursuant to the last sentence of Section 2.
                  "Borrowed Money" shall mean as to any Person any obligation of such Person to repay money, and indebtedness of such Person evidenced by notes, bonds, debentures or similar obligations, any obligation of such Person under a conditional sale or other title retention agreement, any obligation of others secured by any asset of such Person, whether or not such obligation is assumed by such Person, any obligation of others Guaranteed by such Person, all Capital Lease Obligations, and any reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers acceptances and similar instruments, provided, however, that Borrowed Money indebtedness shall not include performance bonds, franchise bonds, obligations to reimburse drawings under letters of credit issued in lieu of performance or franchise bonds and other obligations of like nature, trade payables, and accrued liabilities and subscriber advance payments and deposits, arising in the ordinary course of such Person's business.

                  "Business Day" shall mean any day on which commercial banks are not generally authorized or required to close in Chicago, Illinois.

                  "Capital Lease obligations" shall mean, to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement containing the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on the balance sheet of such Person under generally accepted accounting principles and, for the purposes of the Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Control" (including, with its correlative meanings, "controlled by" and under "common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person.

                  "Credit" shall mean TDS's commitment to loan funds to the Company pursuant to the terms and conditions of this Revolving Credit Agreement.

                  "Default" shall mean any event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

                  "Dollars" (including "$") shall mean lawful money of the United States of America.

                  "Franchise" shall mean a franchise, license, authorization or right to construct, own, promote, extend and/or otherwise exploit any System operated or to be operated by the Company or any of its Subsidiaries granted by the Federal Communications Commission or by any state, county, city, town, village or other local government authority but shall not include any such franchise, license, authorization or right which is incidentally required for the purpose of installing, constructing or extending.

                  "Guarantee" by any Person shall mean any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any indebtedness for Borrowed Money or other obligation of any other Person, or in any manner providing for the payment of any indebtedness for Borrowed Money or other obligation of any other Person, or otherwise protecting the holder of such indebtedness against loss (whether by virtue of partnership arrangements, agreements to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb shall have correlative meaning.

                  "Notes" shall mean any and all promissory notes of the Company to TDS, evidencing a borrowing made under this Revolving Credit Agreement.

                  "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or similar organization, a government or any political subdivision thereof, or any other legal entity.

                  "Prime Lending Rate" shall mean the rate of interest announced by LaSalle National Bank ("LaSalle") from time to time as its prime rate, or if no such rate of interest is announced by LaSalle, the rate of interest announced by Bank of America National Trust and Savings Association from time to time as its "reference rate."

                  "Purchase Agreement" shall mean the Purchase Agreement, dated as of June 1, 1998, by and among TDS, Aerial, the Company and Sonera.

                  "Subsidiary" shall mean any Person other than the Company whose accounts are included in the consolidated financial statements of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles in effect at the time.

                  "System"  shall  mean  the  assets   constituting  a  cellular
         telephone system serving subscribers within a geographical area covered by one or more Franchises.

         11.  MISCELLANEOUS.
                  (a) No delay on the part of TDS or the holder of any Note in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right. No waiver by TDS shall be valid unless it is in writing and signed by the Chief Executive Officer or the Chief Financial Officer of TDS and then only to the extent specifically set forth in such writing.

                  (b) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid to:

                           TDS at:                   30 North LaSalle Street
                                                     Suite 4000
                                                     Chicago, Illinois 60603
                                                     Attention of President
         with separate copies at such address to the Attention of the Chief Financial Officer and the Corporate Secretary:
                           The Company at:           8410 W. Bryn Mawr
                                                     Suite 1100
                                                     Chicago, Illinois 60631
                                                     Attention of President

         with separate copies at such address to the Attention of the Chief Financial Officer and the Corporate Secretary or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Any notice given under this Agreement shall be deemed delivered when received at the appropriate address.

                  (c) The Company  agrees to  reimburse  TDS upon demand for all reasonable out-of-pocket expenses (including reasonable attorney's fees and legal expenses) incurred by TDS in enforcing the obligations of the Company hereunder or under any Note and to pay, and save TDS harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Revolving Credit Agreement or the issuance of the Notes, which obligations of the Company shall survive any termination of this Revolving Credit Agreement.

                  (d) This Revolving Credit Agreement and each Note shall be a contract made under and governed by the laws of the State of Illinois.

                  (e) This Revolving Credit Agreement shall be binding upon the Company and TDS and their respective successors and assigns, and shall inure to the benefit of the Company and TDS and the successors and assigns of TDS.

                  (f) TDS may at any time sell, assign, transfer, grant participation in, or otherwise dispose of all or any portion of its loans or Notes or of its Credit or of its right, title or interest therein or thereto or in or to this Revolving Credit Agreement (collectively, "Participation") to any other Person ("Participant"). The Company agrees that any Participant may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its Participation as fully as if such Participant were the maker of a loan in the amount of its Participation. TDS shall be released from its obligations in connection with any assignment of its rights hereunder if such obligations are expressly assumed by the assignee of such rights. TDS shall promptly furnish the Company with notice of any assignment or Participation hereunder, specifying in each case the identity of the assignee or Participant and the amounts and terms of the assignment or Participation. Any provision of this Revolving Credit Agreement may be amended, modified or waived only by an instrument or instruments in writing and signed by the Chief Executive Officer or Chief Financial Officer of TDS and the Chief Executive Officer or Chief Financial Officer of the Company.

                  (g) This Revolving Credit Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart shall be deemed an original and all counterparts taken together shall constitute one instrument.

                  (h) All representations, warranties and covenants of the parties shall survive the delivery of the Notes and the furnishing of the Credit and shall expire upon the termination of this Revolving Credit Agreement.

                  (i) If any provision of this Revolving Credit Agreement is held prohibited, invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Revolving Credit Agreement or the Notes.

                  (j) Subject to the provisions hereof, TDS and the Company shall each make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this
         Revolving Credit Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, TDS and the Company shall each, in connection with entering into this Revolving Credit Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, order and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other with all such information as the other may reasonably request in order to be able to comply with the provisions of this sentence.

                  (k) Nothing in this Revolving Credit Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any Person other than TDS and the Company and their respective permitted successors and assigns.

                  (l) Subject to any contrary requirement of law and the right of each party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Revolving Credit Agreement; provided, however, that such obligation to maintain confidentiality shall not apply to information which (x) at the time of disclosure was in the public domain not as a result of acts by the receiving party, or (y) was in the possession of the receiving party at the time of disclosure.

                  (m)  This  Revolving  Credit  Agreement  contains  the  entire
         understanding   of  the  parties  with  respect  to  the   transactions
         contemplated hereby.

                  (n) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Revolving Credit Agreement.
                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Revolving Credit Agreement in Chicago, Illinois, as of the day and year first above written.

                                            TELEPHONE DATA AND SYSTEMS, INC.



                                            By:   /s/ LeRoy T. Carlson, Jr.
                                                  -----------------------------
                                                  LeRoy T. Carlson, Jr.
                                                  President & CEO


                                            AERIAL OPERATING CO., INC.



                                            By    /s/ Donald W. Warkentin
                                                  ------------------------------
                                                  Donald W. Warkentin
                                                  President


















                  Signature Page of Revolving Credit Agreement
                           dated as of August 31, 1998

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